UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2011

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth below in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On September 15, 2011, the board of directors (the “Board”) of Gevo, Inc. (the “Company”) approved the appointment of Gary W. Mize to the Board as a Class III director, with a current term that will expire at the annual meeting of stockholders to be held in 2013. Upon his appointment to the Board, Mr. Mize received an initial award of 7,159 restricted shares of the Company’s common stock and an initial nonqualified stock option award to purchase 10,828 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. Both awards were made pursuant to the Company’s 2010 Stock Incentive Plan and will vest in equal monthly installments over a period of three years from the grant date. Mr. Mize will also be eligible to receive annual grants of restricted shares and stock options, and other compensation consistent with the Company’s compensation policy for his service as a non-employee director, as specified from time to time by the Board. Mr. Mize is a global agribusiness industry veteran and brings significant experience to the Company’s Board. Mr. Mize will also enter into the Company’s form of indemnification agreement for directors.

Copies of the Company’s form of restricted stock award agreement, form of stock option award agreement and form of indemnification agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Mr. Mize currently serves as partner and owner of MR & Associates, and has previously served as the president of Rawhide Energy LLC, as non-executive chairman of Ceres Global AG and as the chief operating officer and executive director of Noble Group. Mr. Mize received a Bachelor of Arts degree in Marketing from Michigan State University at East Lansing. The Company issued a press release announcing the appointment of Mr. Mize on September 15, 2011, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Award Agreement under the 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.21 to the Company’s Form 10-K for the period ended December 31, 2010, which was filed on March 29, 2011).

10.2	Form of Stock Option Award Agreement under the 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.22 to the Company’s Form 10-K for the period ended December 31, 2010, which was filed on March 29, 2011).

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1/A which was filed on January 19, 2011 (File No. 333-168792)).

99.1	Press Release of Gevo, Inc., dated September 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mark Smith
Mark Smith
Chief Financial Officer

Date: September 16, 2011